                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                  FORM 8-K/A


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 7, 2000
                                                 ---------------

                        RIBOZYME PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)


      Colorado                0-27914                 34-1697351
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     (State or other          (Commission             (IRS employer
     jurisdiction of          file number)            identification no.)
     incorporation
    or organization)


                2950 Wilderness Place, Boulder, Colorado             80301
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                    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (303) 449-6500
                                                   --------------

                                      N/A
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        (Former name or former address, if changed since last report.)
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     5. Other Events

     The Form 8-K filed by Ribozyme Pharmaceuticals, Inc. (the "Company") on February 8, 2000, is incorporated herein by reference.



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                                   EXHIBITS

     1.+ Securities Purchase Agreement dated January 7, 2000, among the Company, Elan International Services, Ltd. and Elan Corporation, plc

     2* License Agreement dated January 7, 2000, among Elan Pharmaceutical Technologies (a division of Elan Corporation, plc), Elan Pharma International Limited and Medizyme Pharmaceuticals Ltd.

     3.+ Warrant dated January 7, 2000, issued to Elan International Services, Ltd. to purchase up to 200,000 shares of the Company's common stock

     4.+ Warrant dated January 7, 2000, issued to Elan International Services, Ltd. to purchase up to 300,000 shares of the Company's common stock

     5.+ Convertible Promissory Note dated January 7, 2000, from the Company to Elan International Services, Ltd.

     6* Subscription, Joint Development and Operating Agreement dated January 7, 2000, among the Company, Elan Corporation, plc, Elan Pharma International Limited, Elan International Services, Ltd. and Medizyme Pharmaceuticals Ltd.

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     7.+   Funding Agreement dated January 7, 2000, among the Company, Elan
           Pharmaceutical Technologies (a division of Elan Corporation, plc), Elan Pharma International Limited and Elan International Services, Ltd.

     8* License Agreement dated January 7, 2000, between the Company and Medizyme Pharmaceuticals Ltd.

     9.+ Registration Rights Agreement dated January 7, 2000, between the Company and Elan International Services, Ltd.

     10.+ Registration Rights Agreement dated January 7, 2000, among the Company, Elan International Services, Ltd. and Medizyme Pharmaceuticals Ltd.

     11.+ Certificate of Designations, Preferences and Rights of Series A Preferred Stock and Series B Preferred Stock of the Company

     12.+* Agreement dated January 31, 2000, between the Company and Avecia
           Limited.

*Confidential treatment has been requested for portions of these agreements. +Previously filed.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RIBOZYME PHARMACEUTICALS, INC.


DATE: March 2, 2000              By: /s/ Dr. Ralph E. Christoffersen
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                                         Dr. Ralph E. Christoffersen, President

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